Execution Version

Exhibit 10.1

TENTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
DATED AS OF MARCH 25, 2019
AMONG
DIAMONDBACK ENERGY, INC.,
AS PARENT GUARANTOR

DIAMONDBACK O&G LLC,
AS BORROWER,
THE OTHER GUARANTORS,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC, AS
SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

JPMORGAN CHASE BANK, N.A., CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
GOLDMAN SACHS BANK USA, CITIBANK, N.A. AND BANK OF AMERICA, N.A., AS
CO-DOCUMENTATION AGENTS

CAPITAL ONE, N.A., THE BANK OF NOVA SCOTIA AND U.S. BANK NATIONAL ASSOCIATION AS
AS CO-SYNDICATION AGENTS

TENTH AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT
THIS TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 25, 2019 is among: DIAMONDBACK ENERGY, INC., a Delaware corporation, as the Parent Guarantor (the “Parent Guarantor”); DIAMONDBACK O&G LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (together with the Parent Guarantor, the “Guarantors”); each of the Lenders (as such term is defined in the Credit Agreement referred to below) party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 1, 2013 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The Borrower has requested to increase the Aggregate Elected Commitment Amount from $2,000,000,000.00 to $2,500,000,000.00.
C.    The Borrower has requested and the Lenders signatory hereto have agreed to amend certain provisions of the Credit Agreement, including the amendment and restatement of Annex I thereto in connection with such increase of the Aggregate Elected Commitment Amount, as set forth herein.
D.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.Amendment to Credit Agreement. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I hereto, and Annex I hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Amendment, and any Borrowings made on the Amendment Effective Date (as defined below), (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically

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adjusted to equal its Applicable Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage of the aggregate Revolving Credit Exposure of all Lenders, and (d) each Lender party hereto waives any break funding payments owing to such Lender that are required under Section 2.07A(b)(ii)(D)(III) and Section 5.02 as a result of the reallocation of Loans and adjustments described in this Section 2.
Section 3.Aggregate Elected Commitment Amount. From and after the Amendment Effective Date until adjusted pursuant to Section 2.07A, the Aggregate Elected Commitment Amount is hereby increased from $2,000,000,000.00 to $2,500,000,000.00. The parties hereto agree that such increase in the Aggregate Elected Commitment Amount is hereby effectuated pursuant to this Section 3 and, notwithstanding Section 2.07A(b)(ii)(F)(I), without any Elected Commitment Amount Increase Agreement.
Section 4.Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):
4.1    The Administrative Agent shall have received from the Lenders whose Elected Commitment Amounts (after giving effect to Section 2 and Section 3 hereto) exceed their respective Elected Commitment Amounts in effect prior to the Amendment Effective Date, the Guarantors, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
4.2    The Administrative Agent shall have received an executed Note for each Lender whose Maximum Credit Amount is increased pursuant to this Amendment, if such Lender has requested a Note to reflect its updated Maximum Credit Amount as set forth on Annex I to the Credit Agreement (as amended hereby), in accordance with Section 2.07A(b)(vi).
4.3    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

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Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the Guarantors and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.6    Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection

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herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.9    Loan Document. This Amendment is a Loan Document.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DIAMONDBACK O&G LLC, as Borrower

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Accounting Officer, Executive Vice President, and Assistant Secretary

DIAMONDBACK ENERGY, INC., as the Parent Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Accounting Officer, Executive Vice President, and Assistant Secretary

DIAMONDBACK E&P LLC, as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Accounting Officer, Executive Vice President, and Assistant Secretary

ENERGEN CORPORATION, as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Accounting Officer, Executive Vice President, and Assistant Secretary

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ENERGEN RESOURCES CORPORATION, as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Accounting Officer, Executive Vice President, and Assistant Secretary

EGN SERVICES, INC., as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Accounting Officer, Executive Vice President, and Assistant Secretary

RATTLER MIDSTREAM OPERATING LLC, as a Guarantor

By:	/s/ Teresa L. Dick
Name:	Teresa L. Dick
Title:	Chief Accounting Officer, Executive Vice President, and Assistant Secretary

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Todd Fogle
Name:	Todd Fogle
Title:	Director

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Lyle Levy Jr.
Name:	Lyle Levy Jr.
Title:	Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Marc Zihlmann
Name:	Marc Zihlmann
Title:	Authorized Signatory

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA
as a Lender

By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Managing Director

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tara R. McLean
Name:	Tara R. McLean
Title:	Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N. A.,
as a Lender

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Arize Agumadu
Name:	Arize Agumadu
Title:	Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ZIONS BANCORPORATION, N.A. dba
AMEGY BANK, as a Lender

By:	/s/ JB Askew
Name:	JB Askew
Title:	Senior Vice President
Amegy Bank Division

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ING CAPITAL LLC,
as a Lender

By:	/s/ Scott Lamoreaux
Name:	Scott Lamoreaux
Title:	Director

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMMONWEALTH BANK OF AUSTRALIA,
as a Lender

By:	/s/ Emma Raine
Name:	Emma Raine
Title:	Senior Associate

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, N.A. DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Kelly Graham
Name:	Kelly Graham
Title:	Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Megan Larson
Name:	Megan Larson
Title:	Authorized Signatory

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sandra Salazar
Name:	Sandra Salazar
Title:	Managing Director

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

IBERIABANK,
as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WEST TEXAS NATIONAL BANK,
as a Lender

By:	/s/ Steve W. Young
Name:	Steve W. Young
Title:	Senior Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FROST BANK, A TEXAS STATE BANK,
as a Lender

By:	/s/ Jack Herndon
Name:	Jack Herndon
Title:	Senior Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK
as a Lender

By:	/s/ Gabriela Azcarate
Name:	Gabriela Azcarate
Title:	Senior Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE TORONTO-DOMINION BANK, NEW
YORK BRANCH, as a Lender

By:	/s/ Brian Macfarlane
Name:	Brian Macfarlane
Title:	Authorized Signatory

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK,
as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Director

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MIZUHO BANK, LTD,
as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna Demagistris
Title:	Authorized Signatory

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK
as a Lender

By:	/s/ Gregory R. Ryan
Name:	Gregory R. Ryan
Title:	Director, Energy Banking

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kobo
Title:	Managing Director

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK
as a Lender

By:	/s/ V. Mark Fuqua
Name:	V. Mark Fuqua
Title:	Executive Vice President

SIGNATURE PAGE
TENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	6.120000000%	$306,000,000.00
Citibank, N.A.	5.120000000%	$256,000,000.00
Bank of America, N.A.	5.120000000%	$256,000,000.00
Capital One, National Association	5.120000000%	$256,000,000.00
The Bank of Nova Scotia	5.120000000%	$256,000,000.00
U.S. Bank National Association	5.120000000%	$256,000,000.00
Credit Suisse AG, Cayman Islands Branch	5.120000000%	$256,000,000.00
Goldman Sachs Bank USA	5.120000000%	$256,000,000.00
JPMorgan Chase Bank, N.A.	5.120000000%	$256,000,000.00
ING Capital LLC	3.640000000%	$182,000,000.00
SunTrust Bank	3.640000000%	$182,000,000.00
Commonwealth Bank Of Australia	3.640000000%	$182,000,000.00
Branch Banking and Trust Company	3.640000000%	$182,000,000.00
PNC Bank, National Association	3.640000000%	$182,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	3.640000000%	$182,000,000.00
Compass Bank	3.640000000%	$182,000,000.00
The Toronto-Dominion Bank, New York Branch	3.640000000%	$182,000,000.00
Regions Bank	3.640000000%	$182,000,000.00
Mizuho Bank, Ltd.	3.640000000%	$182,000,000.00
Zions Bancorporation, N.A. dba Amegy Bank	2.320000000%	$116,000,000.00
BOKF, N.A., dba Bank of Oklahoma	2.320000000%	$116,000,000.00
Iberiabank	2.320000000%	$116,000,000.00
The Huntington National Bank	2.320000000%	$116,000,000.00
Sumitomo Mitsui Banking Corporation	2.320000000%	$116,000,000.00
Comerica Bank	2.320000000%	$116,000,000.00
Frost Bank, a Texas State Bank	1.600000000%	$80,000,000.00
West Texas National Bank	1.000000000%	$50,000,000.00
Total	100.000000000%	$5,000,000,000.00

Annex I